UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 7, 2003

DELPHAX TECHNOLOGIES INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-10691	41-1392000

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 Whitewater Drive
Minnetonka, Minnesota	55343-9420

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (952) 939-9000

SIGNATURE
EX-99.1 Press release issued May 7, 2003

Items 1, 2, 3, 4, 5, 6, 8, 10, and 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release issued May 7, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Item 12, Disclosure of Results of Operations and Financial Condition).

     Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Delphax Technologies Inc. hereby furnishes a press release, issued on May 7, 2003, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2003. The press release is also available on the Company’s website, which is www.delphax.com.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	May 7, 2003
DELPHAX TECHNOLOGIES INC.

		By	/s/ Robert M. Barniskis Robert M. Barniskis Vice President and Chief Financial Officer